UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

WaveDancer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway, Ste 210
Fairfax, VA 22033

(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WAVD	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of WaveDancer, Inc., formerly known as Information Analysis, Inc. (“WAVD” or the "Company"), filed with the Securities Exchange Commission (the "SEC") on December 16, 2021 (the "Initial Form 8-K"), which reported under Item 2.01 that on December 10, 2021, the Company completed its acquisition (the "Acquisition") of Gray Matters, Inc. (“GMI"). This amendment is filed to provide the financial statements of GMI and the pro forma financial information of the Company giving effect to the Acquisition as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and GMI would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve following the Acquisition.

Item 9.01         Financial Statement and Exhibits

(a)	Financial Statements of business acquired.

The audited financial statements and accompanying notes of GMI as of and for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The unaudited condensed financial statements and accompanying notes of GMI as of and for the nine months ended September 30, 2021 are filed herewith as Exhibit 99.2 and are incorporated reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020, and the nine months ended September 30, 2021, giving effect to the Acquisition, are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited financial statements and accompanying notes of GMI as of and for the years ended December 31, 2020 and 2019 and (ii)

99.2	Unaudited condensed financial statements and accompanying notes of GMI as of and for the nine months ended September 30, 2021.

99.3
Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaveDancer, Inc.

Date: February 23, 2022	By:	/s/ Timothy G. Hannon

Timothy G. Hannon

Chief Financial Officer